UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                              1934

Date of report (Date of earliest event reported) January 30, 2004

                      GLOBAL TRANSNET CORP.
                   FORMERLY GALA HOLDING CORP.
         ----------------------------------------------
         (Name of Small Business issuer in its charter)


    FLORIDA                 001-12765                    59-2720096
-----------------     ---------------------         -------------------
(State or other       (Commission File No.)            (IRS Employer
jurisdiction of                                     Identification No.)
incorporation or
organization)


                   550 M Ritchie Highway #104
                     Severna Park, MD 21146
            -----------------------------------------
            (Address of principal executives offices)

    FORMERLY LOCATED AT: 1717 N. Bayshore Dr. Miami, FL 33132

                          410-647-9609
                 -------------------------------
                 (Registrant's telephone number)

                        -----------------

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ITEM 5. Other Events

          Reverse Split:   On January 30, 2004 we filed with the
Florida Secretary of State Amended Articles of Amendment, reflecting a reverse split of the Company's issued and outstanding shares. Effective February 6, 2004, each five (5) shares of outstanding common shares were exchanged for one (1) share of outstanding common stock. This action was recommended by the Board of Directors, and approved by a Statement of Consent to Action by a majority of the shareholders of the Company.

     Symbol Change: Our new trading symbol is: GBJX

     CUSIP No.: Our new CUSIP number is: 379405 20 2


                        Index to Exhibits
                        -----------------

Exhibit 3.1(a) Articles of Amendment filed with the State of Florida Secretary of State for reverse.


SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL TRANSNET CORP.


Date: February 6, 2004

                                   By: /s/ Michael D. Heilman
                                      -------------------------------
                                      Michael D. Heilman, President

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